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                               LOAN PURCHASE AGREEMENT


      THIS LOAN PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into on the date hereinafter set forth by and between FIRST INTERSTATE BANK OF CALIFORNIA (the "EXISTING LENDER") and SANTA BARBARA BANK & TRUST, as Trustee (the "TRUSTEE") under the Indenture for the offering by Inamed Corporation ("INAMED") of up to $35,000,000 of its Secured Convertible Notes due 1999 (the "NOTES").

WHEREAS:

      A. The Existing Lender wishes to sell, and the Trustee wishes to purchase, as trustee under the Indenture for the benefit of the Note holders (the "HOLDERS"), the existing loan (the "INAMED LOAN") between First Interstate Bank of California and Inamed and certain of its subsidiaries (collectively, the "OBLIGORS"), which is more fully described in the loan documentation attached hereto as EXHIBIT A (collectively, the "LOAN DOCUMENTATION"); and

      B. Upon the completion of the purchase of the Inamed Loan, the Existing Lender will release each Obligor and its respective subsidiaries, directors, officers, employees, agents, guarantors, assigns and insurers, and each Obligor will release the Existing Lender and its subsidiaries, directors, officers, employees, agents, assigns and insurers, from and against any and all liabilities, losses, claims and obligations with respect to the Inamed Loan.

      NOW, THEREFORE, in consideration of the premises and promises, warranties and representations herein contained, it is agreed as follows:

                      1. INAMED LOAN PURCHASE AND SALE. For the cash payment of $322,475.32, plus $106.96 for each day after January 16, 1996 until the day such cash is received by the Existing Lender (the "PURCHASE PRICE"), the Trustee does hereby purchase from the Existing Lender and the Existing Lender hereby sells and assigns to the Trustee on behalf of the Holders, the Inamed Loan, together with all security agreements, financing statements on Form UCC-1 of record and any and all other indicia and documents related to the Inamed Loan and any and all rights thereunder. Upon such purchase, rights, powers, title and remedies of the Existing Lender under the Loan Documentation shall be vested in the Trustee.

                      2. "AS IS" SALE. This sale is being made by the Existing Lender on an "as is" basis without recourse and without any warranties or representations of any kind or nature, except that the Existing Lender has not previously assigned or transferred any interest in the Inamed Loan and the Existing Lender has the right and authority to enter into this Agreement and to sell the Inamed Loan.

                      3. TRANSFER OF FINANCING STATEMENTS. The Existing Lender will provide to the Trustee duly executed assignment forms on Form UCC-2 (or in such other form as shall be acceptable to the Trustee) reflecting the assignment of all security interests in the


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      Inamed Loan from the Existing Lender to the Trustee.  All such documentation shall be prepared and recorded at Inamed's expense.

                      4. RELEASES. Upon the payment of the Purchase Price by the Trustee to the Existing Lender and the transfer by the Existing Lender of the Inamed Loan hereunder, the Existing Lender hereby releases each Obligor and its respective subsidiaries, directors, officers, employees, agents, guarantors, assigns and insurers, and each Obligor hereby releases the Existing Lender and its subsidiaries, directors, officers, employees, agents, assigns and insurers from any and all liabilities, expenses, costs or causes of action, of any kind or nature, related to the Inamed Loan. Each Obligor consents to the foregoing and accepts the release, and agrees that it will remain fully and unconditionally liable to the Trustee for the Inamed Loan, and it ratifies and confirms the Inamed Loan as so assigned.

                      5. THIRD PARTY BENEFICIARIES. Except as specifically provided herein, this Agreement is intended only for the benefit of the parties hereto and not for the benefit of any third party beneficiary.

                      6. WAIVER OF DEFENSES. Each Obligor expressly waives for the benefit of the Existing Lender any defense, setoff, claim or other right which such Obligor may have against the Existing Lender with respect to the Inamed Loan.

                      7. ENTIRE AGREEMENT. This Agreement constitutes the sole and only agreement between the parties hereto respecting the sale and purchase described in this Agreement, and correctly sets forth the obligations of the parties to each other as of its date. Any agreements or representations not expressly set forth in this Agreement are null and void. All representations and warranties, covenants and agreements to be performed subsequent to the close of this transaction by the parties hereto contained in this Agreement shall survive the consummation of the sale of the Inamed Loan contemplated hereunder.

                      8.     ARBITRATION.

                             (a) BINDING ARBITRATION. Upon the demand of any party ("PARTY/PARTIES") to a Document (as defined below), whether made before the institution of any judicial proceeding or not more than 60 days after service of a complaint, third party complaint, cross-claim, counterclaim or any answer thereto or any amendment to any of the above, any Dispute (as defined below) shall be resolved by binding arbitration in accordance with the terms of this arbitration program ("ARBITRATION PROGRAM"). A "Dispute" shall include any action, dispute, claim or controversy of any kind, whether founded in contract, tort, statutory or common law, equity, or otherwise, now existing or hereafter arising between any of the Parties arising out of, pertaining to or in connection with any agreement, document or instrument to which this Arbitration Program is attached or in which it appears or is referenced or any related agreements, documents or instruments ("DOCUMENTS"). Any Party who fails to submit to binding arbitration following a lawful demand by another Party shall bear all costs and expenses, including reasonable attorneys' fees (including those


                                          2

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      incurred in any trial, bankruptcy proceeding or on appeal), incurred by the other Party in obtaining a stay of any pending judicial proceeding and compelling arbitration of any Dispute. The parties agree that any agreement, document or instrument which includes, attaches to or incorporates this Arbitration Program represents a transaction involving commerce as that term is used in the Federal Arbitration Act, Title 9 United States Code ("FAA"). THE PARTIES UNDERSTAND THAT BY THIS AGREEMENT THEY HAVE DECIDED THAT THEIR DISPUTES SHALL BE RESOLVED BY BINDING ARBITRATION RATHER THAN IN COURT AND, ONCE DECIDED BY ARBITRATION, NO DISPUTE CAN LATER BE BROUGHT, FILED OR PURSUED IN COURT.

                      (b) GOVERNING RULES. Arbitrations conducted pursuant to the Arbitration Program shall be administered by the American Arbitration Association ("AAA"), or other mutually agreeable administrator ("ADMINISTRATOR") in accordance with the terms of the Arbitration Program and the Commercial Arbitration Rules of the AAA. Proceedings hereunder shall be governed by the provisions of the FAA. The arbitrator(s) shall resolve all Disputes in accordance with the applicable substantive law designated in the Documents. Judgment upon any award rendered hereunder may be entered in any court having jurisdiction; PROVIDED, HOWEVER, that nothing herein shall be construed to be a waiver by any Party that is a bank of the protections afforded pursuant to 12 U.S.C. 91 or any similar applicable state law.

                      (c) ARBITRATOR POWERS AND QUALIFICATIONS; AWARDS. The parties agree to select a neutral qualified arbitrator or a panel of three qualified arbitrators to resolve any Dispute hereunder.
      "Qualified" means a retired judge or practicing attorney, with not less than 10 years practice in commercial law, licensed to practice in the state of the applicable substantive law designated in the Documents. A Dispute in which the claims or amounts in controversy do not exceed $1,000,000 shall be decided by a single arbitrator. A single arbitrator shall have authority to render an award up to, but not to exceed, $1,000,000, including all damages of any kind whatsoever, costs, fees, attorneys' fees and expenses. Submission to a single arbitrator shall be a waiver of all parties' claims to recover more than $1,000,000. A Dispute involving claims or amounts in controversy exceeding $1,000,000 shall be decided by a majority vote of a panel of three qualified arbitrators. All three arbitrators on the arbitration panel must actively participate in all hearings and deliberations. The arbitrator(s) shall be empowered to, at the written request of any Party in any Dispute, 1) to consolidate in a single proceeding any multiple Party claims that are substantially identical or based upon the same underlying transaction; 2) to consolidate any claims and Disputes between other Parties which arise out of or relate to the subject matter hereof, including all claims by or against borrowers, guarantors, sureties and/or owners of collateral; and 3) to administer multiple arbitration claims as class actions in accordance with Rule 23 of the Federal Rules of Civil Procedure. In any consolidated proceeding the first arbitrator(s) selected in any proceeding shall conduct the consolidated proceeding, unless disqualified due to conflict of interest. The arbitrator(s) shall be empowered to resolve any dispute regarding the terms of this arbitration clause, including questions about the


                                          3

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      arbitrability of any Dispute, but shall have no power to change or alter the terms of the Arbitration Program. The prevailing Party in any Dispute shall be entitled to recover its reasonable attorneys' fees in any arbitration, and the arbitrator(s) shall have the power to award such fees. The award of the arbitrator(s) shall be in writing and shall set forth the factual and legal basis for the award.

                      (d) REAL PROPERTY COLLATERAL. Notwithstanding the provisions of Paragraphs (a) through (c), no Dispute shall be submitted to arbitration without the consent of all Parties if, at the time of the proposed submission, such Dispute arises from or relates to an obligation which is secured directly or indirectly and in whole or in part by real property collateral. If all Parties do not consent to submission of such a Dispute to arbitration, the Dispute shall be determined as provided in Paragraph (e).

                      (e) JUDICIAL REFERENCE. At the request of any Party, a Dispute which is not submitted to arbitration as provided and limited in Paragraphs (a) through (d) shall be determined by a reference in accordance with California Code of Civil Procedure Section 638 ET SEQ.
      If such an election is made, the Parties shall designate to the court a referee or referees selected under the auspices of the AAA, unless otherwise agreed to in writing by all parties. With respect to a Dispute in which the amounts in controversy do not exceed $1,000,000, a single referee shall be chosen and shall resolve the Dispute. The referee shall have authority to render an award up to, but not to exceed, $1,000,000, including all damages of any kind whatsoever, including costs, fees and expenses. A Dispute involving amounts in controversy exceeding $1,000,000 shall be decided by a majority vote of a panel of three referees (a "REFEREE PANEL"), PROVIDED, HOWEVER, that all three referees on the Referee Panel must actively participate in all hearings and deliberations. Referees, including any Referee Panel, may grant any remedy of relief deemed just and equitable and within the scope of the Arbitration Program and may also grant such ancillary relief as is necessary to make effective any award. The presiding referee of the Referee Panel, or the referee if there is a single referee, shall be a retired judge. Judgment upon the award rendered by such referee(s) shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Determinations and awards by a referee or Referee Panel shall be binding on all Parties and shall not be subject to further review or appeal except as allowed by applicable law.

                      (f) PRESERVATION OF REMEDIES. No provision of, nor the exercise of any rights under, the Arbitration Program shall limit the right of any Party to: (1) foreclose against and/or sale of any real or personal property collateral or other security, or obtain a personal or deficiency award; (2) exercise self-help remedies (including repossession and setoff rights); (3) obtain provisional or ancillary remedies such as injunctive relief, sequestration, attachment, replevin, garnishment or the appointment of a receiver from a court having jurisdiction. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The institution and maintenance of an action as described above shall not constitute a waiver of the right of any Party to submit the Dispute to arbitration, nor render inapplicable the compulsory


                                          4

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      arbitration provisions hereof.  Any claim or dispute related to the exercise of any self-help, auxiliary or other rights under this paragraph shall be a Dispute hereunder.

                      (g) MISCELLANEOUS. All statutes of limitation applicable to any Dispute shall apply to any proceeding in accordance with the Arbitration Program. The Parties agree, to the maximum extent practicable, to take any action necessary to conclude an arbitration hereunder within 180 days of the filing of a Dispute with the Administrator. The arbitrator(s) shall be empowered to impose sanctions for any Party's failure to proceed within the times established herein. Arbitrations shall be conducted in the state of the applicable substantive law designated in the Documents. The provisions of the Arbitration Program shall survive a termination, amendment or expiration hereof or of the Documents, unless the Parties otherwise expressly agree in writing. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information required in the ordinary course of business of the Parties or as required by applicable law or regulation. If any provision of the Arbitration Program is declared invalid by any court, the remaining provisions shall not be affected thereby and shall remain fully enforceable.

                      9. CALIFORNIA LAW. This Agreement will be construed under the laws of the State of California, and any judgment on any arbitration or judicial reference shall be entered, made or brought in the Superior Court of the County of Santa Barbara, California.

                      10. ATTORNEYS' FEES. Should any litigation be commenced between the parties to this Agreement concerning this Agreement, any exhibit hereof or the rights or duties of either in relation thereto, the party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys' fees in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

                      11. AGREEMENT BINDING ON HEIRS AND ASSIGNS. This Agreement shall inure to the benefit of, and be binding upon, the heirs, administrators and assigns of each of the parties hereto. Words used in this Agreement in the present tense include the future as well as the present; words used in the masculine gender include the feminine and neuter; the singular number includes the plural, and the plural, the singular; and the word "person" includes a corporation as well as a natural person.

                      12. NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be sent by first class mail, postage prepaid, deposited in the United States mail in California, and if intended for the Existing Lender, shall be addressed as follows:

              First Interstate Bank of California
              707 Wilshire Boulevard, W23-14
              Los Angeles, CA  90017
              Attention:  Razia Damji,


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                                Vice President

and if intended for the Trustee, shall be addressed as follows:

              Santa Barbara Bank & Trust
              1021 Anacapa Street
              Santa Barbara, CA  93101
              Attention:  Jay D. Smith, Esq.

and if intended for any Obligor, shall be addressed as follows:

              Inamed Corporation
              3800 Howard Hughes Parkway, Suite 900
              Las Vegas, NV  89109
              Attention:  Michael D. Farney

Either party may by written notice to the other change the address for notices to be sent to it.


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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement this
19th day of January, 1996.

                             EXISTING LENDER:

                             FIRST INTERSTATE BANK OF CALIFORNIA


                             By: /s/ Razia Damji
                                --------------------------------

                             Title: Vice President
                                   -----------------------------


                             TRUSTEE:

                             SANTA BARBARA BANK & TRUST,
                             as Trustee under the Indenture for the
                             Inamed Corporation Secured Convertible
                             Notes due 1999


                             By: /s/ Jay D. Smith
                                --------------------------------

                             Title: Senior Vice President
                                   -----------------------------


                             OBLIGORS:

                             INAMED CORPORATION


                             By: /s/ Michael D. Farney
                                --------------------------------

                             Title: Chief Executive Officer
                                   -----------------------------


                             McGHAN MEDICAL CORPORATION


                             By: /s/ Michael D. Farney
                                --------------------------------

                             Title: Chief Financial Officer
                                   ----------------------------


                             CUI CORPORATION


                             By: /s/ Michael D. Farney
                                --------------------------------


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                             Title: Chief Financial Officer
                                   -----------------------------


                                          8

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                                      Exhibit A

                                  LOAN DOCUMENTATION